          SECOND AMENDMENT, dated as of March 27, 1997 (this "Second Amendment"), among: i) VDK HOLDINGS, INC., a Delaware corporation ("Holdings");
ii) VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"); iii) the several lenders and other financial institutions listed on the signature pages of this Second Amendment (individually, a "Lender", and collectively, the "Lenders") and iv) THE CHASE MANHATTAN BANK, a New York banking corporation (as successor to The Chase Manhattan Bank, N.A.), as Agent, amending the Second Amended and Restated Credit and Guarantee Agreement, dated as of July 9, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and the Agent.


                                 W I T N E S S E T H :
                                 - - - - - - - - - -

          WHEREAS, the Borrower has requested the Lenders to agree to amend the Credit Agreement to adjust the capital expenditures covenant of the Borrower as set forth in this Second Amendment;

          WHEREAS, the Lenders are willing to agree to the amendments requested by the Borrower;

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein and except as set forth in this Second Amendment, terms defined in the Credit Agreement are used herein as therein defined.

          2.  Amendment to Subsection 8.8.   Subsection 8.8 of the Credit
Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection 8.8:

               "8.8 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures in excess of $5,000,000 in the aggregate for the Borrower and its Subsidiaries during any fiscal year of the Borrower; provided, that (i) Capital Expenditures with respect to the 1997 fiscal year shall not include expenditures up to an aggregate amount equal to $7,800,000 made in connection with the relocation of the Mrs. Paul's Business from the Campbell Soup-owned facility in Omaha, Nebraska to the Borrower's Erie, Pennsylvania facility or the Borrower's Chambersburg, Pennsylvania facility, (ii) Capital Expenditures with respect to the 1997 and 1998 fiscal years shall not include expenditures up to an aggregate amount equal to $2,500,000 made in connection with the Jackson, Tennessee pizza sheeting line and the Aunt Jemima packaging automation line, (iii) Capital Expenditures with respect to the 1997 fiscal year shall not include expenditures up to an aggregate amount equal to $900,000 made in connection with the projects described on Schedule 8.8, (iv) Capital Expenditures not in excess of $1,500,000 permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year and (v) Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respects of amounts permitted for such fiscal year."

          3.  New Schedule 8.8.   The Credit Agreement is hereby amended by
inserting Schedule 8.8 attached hereto as Schedule 8.8 to the Credit Agreement.

          4.  Miscellaneous.

          (a) Effectiveness. The amendments provided for herein shall become effective as of March 27, 1997 (the "Effective Date") upon the receipt by the Administrative Agent of counterparts of this Second Amendment, duly executed and delivered by the Borrower, Holdings and the Required Lenders.

          (b) Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement; provided that each reference in such Section 5 to "this Agreement" shall be deemed to be a reference both to this Second Amendment and to the Credit Agreement as amended by this Second Amendment.

          (c) Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

          (d) No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

          (e) Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          (f) GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                       VDK HOLDINGS, INC.


                                       By:
                                           ----------------------------------
                                           Title:

                                       VAN DE KAMP'S, INC.


                                       By:
                                           ----------------------------------
                                           Title:

                                       THE CHASE MANHATTAN BANK, as Agent and
                                       as a Lender


                                       By:
                                           ----------------------------------
                                           Title:

                                 BANQUE PARIBAS


                                 By:
                                     -------------------------------------------
                                     Title:

                                 CAISSE NATIONALE DE CREDIT AGRICOLE


                                 By:
                                     -------------------------------------------
                                     Title:

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:

                                 DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                 BRANCHES


                                 By:
                                     -------------------------------------------
                                     Title:


                                 By:
                                     -------------------------------------------
                                     Title:

                                 FLEET NATIONAL BANK (successor in interest to Fleet Bank of Massachusetts, N.A.)


                                 By:
                                     -------------------------------------------
                                     Title:

                                 HARRIS TRUST AND SAVINGS BANK


                                 By:
                                     -------------------------------------------
                                     Title:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By:
                                    ----------------------------------
                                    Title:


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                              By:
                                    ----------------------------------
                                    Title:


                              PRIME INCOME TRUST


                              By:
                                    ----------------------------------
                                    Title:

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME
                              TRUST


                              By:
                                    ----------------------------------
                                    Title:


                              RESTRUCTURED OBLIGATIONS BACKED BY SENIOR ASSETS, B.V.

                              By: its Managing Director, ABN TRUSTCOMPANY
                              (NEDERLAND) B.V.


                              By:
                                    ----------------------------------
                                    Title:


                              By:
                                    ----------------------------------
                                    Title:


                              STRATA FUNDING LTD.


                              By:
                                    ----------------------------------
                                    Title:

                              MERRILL LYNCH PRIME RATE PORTFOLIO

                              By: MERRILL LYNCH ASSET MANAGEMENT L.P., as
                              Investment Adviser


                              By:
                                    ----------------------------------
                                    Title:


                              BANQUE NATIONALE DE PARIS


                              By:
                                    ----------------------------------
                                    Title:


                              By:
                                    ----------------------------------
                                    Title:



                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                              By:
                                    ----------------------------------
                                    Title:



                              FIRST BANK NATIONAL ASSOCIATION


                              By:
                                    ----------------------------------
                                    Title:



                              MARINE MIDLAND BANK


                              By:
                                    ----------------------------------
                                    Title:



                              NEW YORK LIFE INSURANCE COMPANY


                              By:
                                    ----------------------------------
                                    Title:

                              PILGRIM AMERICA PRIME RATE TRUST


                              By:
                                    ----------------------------------
                                    Title:



                              SENIOR HIGH INCOME PORTFOLIO, INC.

                              By:
                                    ----------------------------------
                                    Title:



                              FEDERAL STREET PARTNERS


                              By:
                                    ----------------------------------
                                    Title:



                              SENIOR DEBT PORTFOLIO

                              By: BOSTON MANAGEMENT AND RESEARCH, as Investment Advisor


                              By:
                                    ----------------------------------
                                    Title:

                                                                    SCHEDULE 8.8

                   Additional Projects for Fiscal Year 1997
                   ----------------------------------------



                                                         Amount
                                                        --------
Grilled Fillet equipment                                $200,000
Block Splitter                                          $100,000
Adjustment to Package Sizing                            $300,000
Sanitation Projects                                     $100,000
Adjustment to Package Sizing                            $100,000
Installation of Tray Line                               $100,000
                                                        --------
                                                        $900,000
                                                        ========